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                                                                   EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


            We consent to the incorporation by reference in this Registration Statement on Form 10-SB of Cereus Technology Partners, Inc. (formerly AIM Group, Inc.; the "Company") of our report dated April 15, 1999, relating to the financial statements of Enterprise Solutions Group, Inc. appearing in Amendment No. 1 to the Company's Current Report on Form 8-K dated July 30, 1999.


                                                 MELAMED HANDY & KARP, LLP


December 21, 1999